SHARE PLEDGE AGREEMENT

This Agreement dated as of the 16 day of May, 2006.

MADE BY:

SASS PERESS and PERESS FAMILY TRUST of
287 Kindersley Avenue Montreal, Quebec H3R 1R6

ARLENE ADES of
6586 Mackle Rd., Cote St. Luc, Quebec H4W 3J9

JOEL COHEN of
2800 Cote Vertu, Montreal, Quebec H4R 2M5

(collectively the "Pledgors")

OF THE FIRST PART

TO AND IN FAVOUR OF:

FC FINANCIAL SERVICES INC., of
110 Jardin Drive Suite 13-14 Concord, ON L4K 2T7

(the "Creditor")

OF THE SECOND PART

WHEREAS:

A.	ICP Solar Technologies Inc. (“ICP”) and the Creditor have entered into a loan agreement dated the 16th day of May, 2006 (the "Loan Agreement");

B.

The Pledgors have guaranteed the obligations of ICP under the Loan Agreement pursuant to a limited recourse guarantee dated May 16, 2006 ( The “Guarantee”), with the recourse of the Lender thereunder being limited to the shares pledged by the Pledgors under this Share Pledge Agreement as security for the obligations of the Pledgors under the Guarantee

NOW THEREFORE, in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Pledgors and other good and valuable consideration delivered by the Creditor to the Pledgors, the receipt and sufficiency of which is hereby acknowledged by the Pledgors, the Pledgors hereby agree as follows:

1.                       Definitions

1.1                     In this Agreement, the following terms shall have the meanings set forth below:

(a)	“Guarantee” means the guarantee made by the Pledgors in favour of the Creditor dated the date hereof;

(b)	"Loan" means the loan advanced pursuant to the Loan Agreement;

(c)	"Obligations" means all obligations and indebtedness owed from time to time by the Pledgors to the Creditor pursuant to the Guarantee;

(d)	"Pledged Shares" means the following securities:

3,064,291 common shares of ICP represented by the following certificates:

Certificate No.	Number of Shares

A-8	5150
A-7	531
A-6	319
B-3	4000
E-1	3,054,291

2.                        Share Pledge

2.1                      The Pledgors do hereby assign, mortgage, charge, hypothecate, and pledge to the Creditor the Pledged Shares and hereby deposit with the Creditor’s solicitors, Northwest Law Group any and all present and after acquired security certificates evidencing such Pledged Shares duly endorsed for transfer.

2.2                      The Pledged Shares shall include any substitutions therefor, additions thereto or proceeds thereof, arising out of any consolidation, subdivision, reclassification, stock dividend, or similar increase or decrease in or alteration of the capital of the issuer of the Pledged Shares (the "Issuer").

2.3                      If at any time any further or other securities or shares shall be deposited by the Pledgors with the Creditor or its nominee in substitution for or in addition to the Pledged Shares, such securities shall thereupon be deemed to be a part of the Pledged Shares for the purposes of this Share Pledge Agreement and shall forthwith become subject to all the terms hereof and the warranties contained herein.

2.4                      If the Pledgors acquire any certificates evidencing the Pledged Shares not already delivered to the Creditor after the date hereof, the Pledgors will, forthwith upon receipt by the Pledgors, deliver to the Creditor such certificates and shall, at the request of the Creditor:

(a)	duly endorse the certificate(s) for transfer in blank, or

(b)	duly endorse the certificate(s) for transfer in blank, signature guaranteed.

2.5                      The Pledgors hereby covenant that they will pay or discharge to the Creditor all of the Pledgors’ obligations under the Guarantee.

3.                        Obligations Secured

3.1                      The assignments, mortgages, charges, hypothecation and pledges granted hereby (collectively, the "Pledge") shall, until discharged, secure payment to the Creditor of the Obligations.

4.                        Attachments

4.1                      The Pledgors and the Creditor hereby acknowledge that:

(a)	value has been given;

(b)	the Pledgors have rights in the Pledged Shares; and

(c)	they have not agreed to postpone the time of attachment of the Pledge.

5.                         Creditor's Care and Custody of Pledged Shares

5.1                      The Creditor or its nominee shall not be bound to collect, dispose of, realize, protect or enforce any of the Pledgors' right, title and interest in and to the Pledged Shares, to institute proceedings for the purpose therefor or to take any steps necessary to preserve rights against any other parties in respect thereof.

5.2                      The Creditor or its nominee need not see to the collection of dividends on or exercise any option or right in connection with the Pledged Shares and need not protect or preserve them from any loss of value and is hereby released from all responsibility for loss of value.

6.                         Covenants of the Pledgors

6.1                      The Pledgors shall not, without the prior written consent of the Creditor, sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Pledged Shares.

6.2                      The Pledgors shall promptly furnish to the Creditor on request such information in respect of the Pledged Shares as the Creditor may from time to time require and shall promptly notify the Creditor of the occurrence of any event or circumstance which can be reasonably be foreseen and is likely to cause or constitute a breach of the warranties, undertakings and agreements contained herein.

7.                        Rights of the Pledgors

7.1                      Until the Pledge has become enforceable, the Pledgors shall be entitled to vote the Pledged Shares and to receive all cash dividends in respect thereof. In order to allow the Pledgors to vote the Pledged Shares, the Creditor hereby appoints the Pledgors as its true and lawful attorney for purposes of:

(a)	appointing proxy holders to attend and act at meetings of shareholders; and

(b)	executing resolutions in writing and proxies, all pursuant to the relevant provisions of ICP's governing legislation.

7.2                      Whenever the Pledge has become enforceable, all rights of the Pledgors to exercise the voting and other rights or to receive the cash dividends shall cease, and all such rights shall thereupon become vested solely and absolutely in the Creditor. Any cash dividends received by the Pledgors contrary to this section or any other moneys or other property which may be received by the Pledgors at any time for or in respect of the Pledged Shares contrary to this section shall be received in trust for the Creditor by the Pledgors and shall be forthwith paid over to the Creditor.

8.                         Enforcement

8.1                      This Share Pledge Agreement shall be and become enforceable five (5) days after the Creditor has given notice to the Pledgors of the occurrence of:

(a)	any default by the Borrower in the due payment of the Loan or any instalment of principal or interest with respect thereof; or

(b)	any default hereunder or under the Loan Agreement or in the performance of the Obligations.

8.2                      Whenever this Share Pledge Agreement has become enforceable, the Creditor or its nominee may at any time in its sole discretion, realize upon or otherwise dispose of or contract to dispose of the Pledged Shares by sale, transfer or delivery or may exercise and enforce all rights and remedies of a holder of the Pledged Shares as if the Creditor were absolute owner thereof (including, if necessary, causing the Pledged Shares to be registered in the name of the Creditor or its nominee), without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgors and any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Creditor may have, however created. The Creditor shall not be bound to exercise any such right or remedy, and the exercise of such rights and remedies shall be without prejudice to the rights of the Creditor in respect of the Obligations including the right to claim for any deficiency.

8.3                      The Pledgors hereby irrevocably appoint the Creditor or its nominee (and any officer thereof) as attorney of the Pledgors (with full power of substitution) to exercise in the name of and on behalf of the Pledgors any of the Pledgors’ rights (including the right of disposal), title and interest in and to the Pledged Shares including the execution, endorsement, delivery and transfer of the Pledged Shares to the Creditor, its nominees or transferees, and the Creditor and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Pledged Shares to the same extent as the Pledgors might do. The power of attorney herein granted is in addition to, and not in substitution for, any stock power of attorney delivered by the Pledgors and such powers of attorney may be relied upon by the Creditor severally or in combination. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or other any other matter or thing in connection therewith, except for its own negligence or wilful misconduct.

8.4                      Without limiting the generality of the foregoing, the Pledgors hereby irrevocably authorizes the Creditor at any time after this Share Pledge Agreement becomes enforceable to register the Pledged Shares or any of them in the name of the Creditor or its nominee in the absolute discretion of the Creditor.

8.5                      The Creditor shall not be obliged to exhaust its recourse against the Pledgors, or any other person or persons or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Pledged Shares in such manner as the Creditor may consider desirable.

8.6                      The Creditor may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgors and with other parties, sureties or securities as the Creditor may see fit without prejudice to the Obligations or the rights of the Creditor in respect of the Pledged Shares.

8.7                      Without prejudice to the ability of the Creditor to dispose of the Pledged Shares in any manner which is commercially reasonable, the Pledgors acknowledge that a disposition of Pledged Shares by the Creditor which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

(a)	Pledged Shares may be disposed in whole or in part;

(b)	Pledged Shares may be disposed of by public sale, private contract or otherwise, with or without advertising and without any other formality;

(c)	any purchaser of such Pledged Shares may be the Creditor or any parent, subsidiary, or affiliate of the Creditor, provided that such purchase is at fair market value

(d)	any sale conducted by the Creditor shall be at such time and place, on such notice and in accordance with such procedures as the Creditor, in its sole discretion, may deem advantageous;

(f)	a disposition of the Pledged Shares may be on such terms and condition as to credit or otherwise as the Creditor, in its sole discretion, may deem advantageous; and

(g)	the Creditor may establish an upset or reserve bid or price in respect of the Pledged Shares.

8.8                      No person dealing with the Creditor or its nominee or nominees or their agent or a receiver shall be required:

(a)	to determine whether the Pledge has become enforceable;

(b)	to determine whether the powers which the Creditor, its nominee or their agent is purporting to exercise have become exercisable;

(c)	to determine whether any obligation remains due to the Creditor by the Pledgors;

(d)	to determine the necessity or expediency of the stipulations and conditions subject to which any sale shall be made;

(e)	to determine the propriety or regularity of any sale or of any other dealing by the Creditor or its nominee with the Pledged Shares; or

(f)	to see to the application of any money paid to the Creditor.

8.9                      Any purchaser of Pledged Shares from the Creditor shall hold the Pledged Shares absolutely free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, which they hereby specifically waive (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Pledgors have or may have under any rule of law or statute now existing or hereafter adopted.

9.                        Representations and Warranties

9.1                      The Pledgors do hereby represent, warrant and undertake to the Creditor that:

(a)	the Pledged Shares are now and will at all times be beneficially owned by the Pledgors free from any option, lien, charge, encumbrance, adverse claim or restriction of any kind;

(b)

the execution and delivery of this Share Pledge Agreement has been duly authorized by all necessary action of the Pledgors and will not cause or constitute any breach or event of default under any provision of any trust deed, agreement or other instrument to which the Pledgors are a party or by which they are bound;

(c)	all of the Pledged Shares are fully paid up and validly issued.

10.                       Discharge

10.1                     The Pledge shall be fully released and discharged upon, but only upon, payment in full of the Loan and the Obligations.

10.2                     The Creditor shall return to the Pledgors the share certificates and the power of attorney upon a release and discharge of the Loan and the Obligations.

11.                       Miscellaneous

11.1                     No judgment recovered by the Creditor shall operate by way of merger of or in any way affect the Pledge, which is in addition to and not in substitution for any other security now or hereafter held by the Creditor in respect of the Obligations.

11.2                     No amendment, consent or waiver by the Creditor shall be effective unless made in writing and signed by an authorized officer of the Creditor and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.3                     The Pledgors shall from time to time, whether before or after the Pledge shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments, and instruments as the Creditor may reasonably require for protecting the Pledged Shares or perfecting the Pledge and for exercising all powers, authorities, and discretions hereby conferred upon the Creditor, and the Pledgors shall, from time to time after the Pledge has become enforceable do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Creditor may require for facilitating the sale of the Pledged Shares in connection with any realization thereof.

11.4                     This Share Pledge Agreement shall be binding upon the Pledgors and their successors and assigns, and shall enure to the benefit of the Creditor and its respective successors and assigns. All rights of the Creditor hereunder shall be assignable only after this Share Pledge Agreement has become enforceable by the Creditor and in any action brought by an assignee to enforce any such rights, the Pledgors shall not assert against such assignee any claim or defence which the Pledgors now have or hereafter may have against the Creditor.

11.5                     The division of this Share Pledge Agreement into articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

11.6                     If any provision of this Share Pledge Agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

11.7                     The Pledgors acknowledge receipt of an executed copy of this Share Pledge Agreement and waive all rights to receive from the Creditor a copy of any financing statement, financing change statement or verification statement filed or created at any time in respect of this Share Pledge Agreement.

11.8                     This Share Pledge Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

11.9                     Any notice, statement, demand or request herein required or permitted to be given by any party hereto to the other shall be in writing and shall be deemed to have been sufficiently and effectually given if signed by or on behalf of the party giving the notice and delivered by hand or telecopied (with original to follow concurrently by mail) to:

the Pledgors at:	287 Kindersley Avenue
Montreal, Quebec H3R 1R6

Fax No. 514-221-4786

the Creditor at:	110 Jardin Drive, Suite 13-14
Concord, Ontario L4K 2T7

Fax No. 905.761.1095

Any notice telecopied shall be deemed to be received when sent and duly received during normal business hours at the office set forth above. Any notice delivered by hand shall be deemed to be received when left during nominal business hours at the office set forth above. Any party referred to above shall be entitled to change its address or telecopier

11.10                    This Agreement has been prepared by Northwest Law Group acting solely on behalf of the Creditor and the Pledgors acknowledge that they have been advised to obtain independent legal advice.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

/s/ Sass M. Peress	/s/ Arlene Ades
SASS M. PERESS	ARLENE ADES

PERESS FAMILY TRUST
by its authorized signatory:

/s/ Sass M. Peress	/s/ Joel Cohen
*	JOEL COHEN
Trustee

FC FINANCIAL SERVICES INC.
by its authorized signatory:

/s/ Taras Chebountchak
Taras Chebountchak
President